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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-82688, 333-101360 and 333-101361) and on Form
S-3 (No. 333-37934, 333-71526, 333-81964 and 333-88866) of Ladenburg Thalmann
Financial Services Inc. ("Company") of our report dated March 22, 2002 relating to the financial statements, which appears in the Company's Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
New York, New York
March 27, 2003